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                                                                  EXHIBIT (n)(7)

                   MULTIPLE CLASS PLAN PURSUANT TO RULE 18F-3

                                   SCHEDULE A

                           MINIMUM INITIAL INVESTMENTS

                                                                    MINIMUM INITIAL
CLASS N SHARES                                                         INVESTMENT
--------------                                                         ----------
ABN AMRO/Montag & Caldwell Growth Fund                                   $2,500
ABN AMRO/Montag & Caldwell Balanced Fund                                 $2,500
ABN AMRO Growth Fund                                                     $2,500
ABN AMRO Mid Cap Fund                                                    $2,500
ABN AMRO Balanced Fund                                                   $2,500
ABN AMRO Bond Fund                                                       $2,500
ABN AMRO Investment Grade Bond Fund                                      $2,500
ABN AMRO High Yield Bond Fund                                            $2,500
ABN AMRO Municipal Bond Fund                                             $2,500
ABN AMRO Investor Money Market Fund                                      $2,500
ABN AMRO/Veredus Aggressive Growth Fund                                  $2,500
ABN AMRO/Veredus SciTech Fund                                            $2,500
ABN AMRO/TAMRO Large Cap Value Fund                                      $2,500
ABN AMRO/TAMRO Small Cap Fund                                            $2,500
ABN AMRO Value Fund                                                      $2,500
ABN AMRO/Veredus Select Growth Fund                                      $2,500
ABN AMRO International Equity Fund                                       $2,500
ABN AMRO Real Estate Fund                                                $2,500
ABN AMRO Select Small Cap Fund                                           $2,500
ABN AMRO Global Emerging Markets Fund                                    $2,500

                                                                    MINIMUM INITIAL
CLASS I SHARES                                                         INVESTMENT
--------------                                                         ----------
Montag & Caldwell Growth Fund                                          $5 million
Montag & Caldwell Balanced Fund                                        $1 million
ABN AMRO Bond Fund                                                     $2 million
ABN AMRO Growth Fund                                                   $5 million
ABN AMRO Balanced Fund                                                 $5 million
ABN AMRO/Veredus Aggressive Growth Fund                                $2 million
ABN AMRO Treasury Money Market Fund                                    $1 million
ABN AMRO Government Money Market Fund                                  $1 million
ABN AMRO Tax-Exempt Money Market Fund                                  $1 million
ABN AMRO Money Market Fund                                             $1 million
ABN AMRO Equity Plus Fund                                              $1 million
ABN AMRO Investment Grade Bond Fund                                    $1 million
ABN AMRO High Yield Bond Fund                                          $1 million
ABN AMRO Global Emerging Markets Fund                                  $1 million
ABN AMRO Mid Cap Fund                                                  $2 million
ABN AMRO/TAMRO Small Cap Fund                                          $2 million

                                                                    MINIMUM INITIAL
CLASS S SHARES                                                         INVESTMENT
--------------                                                         ----------
ABN AMRO Treasury Money Market Fund                                      $2,500
ABN AMRO Government Money Market Fund                                    $2,500
ABN AMRO Tax-Exempt Money Market Fund                                    $2,500
ABN AMRO Money Market Fund                                               $2,500

                                                                    MINIMUM INITIAL
CLASS R SHARES                                                         INVESTMENT
--------------                                                         ----------
ABN AMRO/Montag & Caldwell Growth Fund                                   $2,500
ABN AMRO Growth Fund                                                     $2,500

                                                                    MINIMUM INITIAL
CLASS C SHARES                                                         INVESTMENT
--------------                                                         ----------
ABN AMRO Growth Fund                                                     $2,500

                                                                    MINIMUM INITIAL
CLASS Y SHARES                                                         INVESTMENT
--------------                                                         ----------
ABN AMRO Institutional Prime Money Market Fund                         $5 million
ABN AMRO Institutional Government Money Market Fund*                   $5 million
ABN AMRO Institutional Treasury Money Market Fund*                     $5 million

                                                                    MINIMUM INITIAL
CLASS YS SHARES                                                        INVESTMENT
---------------                                                        ----------
ABN AMRO Institutional Prime Money Market Fund                         $5 million
ABN AMRO Institutional Government Money Market Fund*                   $5 million
ABN AMRO Institutional Treasury Money Market Fund*                     $5 million

*Currently, not an active class for this Fund

Originally Adopted: March 15, 2001
As Amended: December 20, 2001
As Amended: March 21, 2002
As Amended: June 20, 2002
As Amended: September 19, 2002
As Amended: February 17, 2003
As Amended: March 20, 2003
As Amended June 17, 2004
As Amended September 28, 2004

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